ING INVESTORS TRUST

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

(each a “Portfolio” and collectively “Portfolios”)

Supplement dated March 2, 2011

To the Portfolios’ Adviser Class (“Class ADV”) Prospectus and Institutional Class (“Class I”) Prospectus

(each a “Prospectus” and collectively “Prospectuses”)

each dated April 30, 2010

Effective on or about March 2, 2011, the section entitled “Key Information about the Underlying Funds” of each Portfolio’s Prospectuses is amended to include the following:

Underlying Fund: ING Australia Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co.

Investment Objective: Investment results (before fees and expenses) that correspond to the total return of the Standard and Poor’s ASX 200 Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder. The portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. Currently, the Index is weighted in the financial services and natural resources sector. The portfolio may not always hold all of the same securities as the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Main Risks: Company, concentration, convertible securities, currency, derivative instruments, focused investing, foreign investments, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

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